EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-6,
                   Asset-Backed Certificates, Series 2005-6

--------------------------------------------------------------------------------
AMORTIZATION TYPE                       WA LTV       WA FICO         Balance
--------------------------------------------------------------------------------
2 YEAR ARM                              75.63%         701          $39,538,494
--------------------------------------------------------------------------------
3 YEAR ARM                              77.94          714          445,933,727
--------------------------------------------------------------------------------
5 YEAR ARM                              76.48          713          498,044,606
--------------------------------------------------------------------------------
7-10 YEAR ARM                           73.97          727           15,091,172
--------------------------------------------------------------------------------
ARM                                     77.46          718           97,206,893
--------------------------------------------------------------------------------
Total:                                  77.09%         714       $1,095,814,893
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Documentation                           WA LTV       WA FICO         Balance
--------------------------------------------------------------------------------
FULL/ALT DOC                            78.67%         707         $300,031,071
--------------------------------------------------------------------------------
NO DOC WITH VERFIED ASSETS              74.63          717           22,655,844
--------------------------------------------------------------------------------
NO DOC/NINA                             70.81          709           93,654,555
--------------------------------------------------------------------------------
REDUCED DOC                             75.09          717           58,103,155
--------------------------------------------------------------------------------
STATED DOC                              77.56          717          621,370,267
--------------------------------------------------------------------------------
Total:                                  77.09%         714       $1,095,814,893
--------------------------------------------------------------------------------

                                                          Pool Data

                                                              Deal Ticker:
--------------------------------------------------------------------------
                                 Pool Summary
--------------------------------------------------------------------------
Total Issue Balance (USD)                                   1,095,814,893
Original Mortgage Pool Balance (USD)                        1,096,674,404
Current Mortgage Pool Balance (USD)                         1,095,814,893
Total Number of Loans                                               4,101
Average Loan Balance (USD)                                        267,207
1st lien (%age)                                                     100.0%
2nd lien (%age)                                                       0.0%
WA FICO                                                               714
 - Minimum FICO                                                       569
 - Maximum FICO                                                       826
WA LTV                                                               77.1%
 - Minimum LTV                                                       13.8%
 - Maximum LTV                                                      100.0%
WA DTI                                                               36.1%
 - Minimum DTI                                                        0.0%
 - Maximum DTI                                                       62.0%
WA Age (Months)                                                         1
WA Remaining Term (Months)                                            359
Aquired Loans
North California (% of Pool)                                         21.9%
South California (% of Pool)                                         27.1%
--------------------------------------------------------------------------


------------------------------------------------------
                   North California
------------------------------------------------------
% of State                                       21.9
WA FICO                                           719
 - Minimum FICO                                   591
 - Maximum FICO                                   813
WA LTV                                          75.96
 - Minimum LTV                                  13.75
 - Maximum LTV                                    100
Highest Zip-Code Density (% of State)           1.477
Zip-Code with Highest Density                   95023
------------------------------------------------------


------------------------------------------------------
                 South California
------------------------------------------------------
% of State                                       27.1
WA FICO                                           714
Minimum FICO                                      569
Maximum FICO                                      819
WA LTV                                          75.62
Minimum LTV                                     16.67
Maximum LTV                                        95
Highest Zip-Code Density (% of State)           1.238
Zip-Code with Highest Density                   92592
------------------------------------------------------


------------------------------------------------------
Classification           Total                 Check
------------------------------------------------------
Mortgage Type               -
Loan-to-Value            1,095,814,891
FICO                     1,095,814,892
Purpose                  1,095,814,893
Occupancy                1,095,814,892
Loan Balance             1,095,814,893
Property Type            1,095,814,893
Documentation Type          -
Fixed Period             1,095,814,892
Debt-to-Income Ratio     1,095,814,894
Geographic Distribution  1,095,814,890
------------------------------------------------------


-------------------------------------------
               Per Annum Fees
-------------------------------------------
Servicer Fees                         27.5
Cost of Carry
-------------------------------------------


------------------------------------------------------------------------------------------------
Mortgage Type                                   WA LTV         WA FICO          Balance
------------------------------------------------------------------------------------------------
Classic 30yr FRM
Classic 15yr FRM
Classic ARM
Classic 15/30 Balloon                                        PLEASE VIEW WORKSHEET
Classic 5/1 Hybrid
Classic 5/1 IO Hybrid
5/1 Hybrid w/3 year IO feature
------------------------------------------------------------------------------------------------


                                   ---------------------------------------------
LTV                                  WA LTV        WA FICO            Balance
                                   ---------------------------------------------
0.01-20.00                           19.07%          703              $1,377,917
                                   ---------------------------------------------
20.01-25.00                           22.1           698               1,090,400
                                   ---------------------------------------------
25.01-30.00                           27.5           701               1,130,325
                                   ---------------------------------------------
30.01-35.00                          34.29           665                 795,729
                                   ---------------------------------------------
35.01-40.00                          38.09           721               2,361,860
                                   ---------------------------------------------

                                                          Pool Data

                                                              Deal Ticker:

                                   ---------------------------------------------
40.01-45.00                          42.32           732               6,092,108
                                   ---------------------------------------------
45.01-50.00                          47.66           706              11,110,320
                                   ---------------------------------------------
50.01-55.00                          52.84           713              10,282,481
                                   ---------------------------------------------
55.01-60.00                          58.39           708              17,277,957
                                   ---------------------------------------------
60.01-65.00                          63.61           707              54,361,174
                                   ---------------------------------------------
65.01-70.00                          68.86           702              52,650,802
                                   ---------------------------------------------
70.01-75.00                          73.93           708             100,436,857
                                   ---------------------------------------------
75.01-80.00                          79.75           717             774,877,059
                                   ---------------------------------------------
80.01-85.00                             84           704               8,439,284
                                   ---------------------------------------------
85.01-90.00                          89.62           704              31,033,681
                                   ---------------------------------------------
90.01-95.00                          94.49           697              18,249,840
                                   ---------------------------------------------
95.01-100.00                           100           691               4,247,097
                                   ---------------------------------------------



--------------------------------------------------------------------------------
FICO                                 WA LTV        WA FICO            Balance
--------------------------------------------------------------------------------
321 - 340
341 - 360
361 - 380
381 - 400
401 - 420
421 - 440
441 - 460
461 - 480
481 - 500
501 - 520
521 - 540
541 - 560
                                   ---------------------------------------------
561 - 580                            75.00%          569                $517,500
                                   ---------------------------------------------
581 - 600                              100           591                 159,710
                                   ---------------------------------------------
601 - 620                            76.86           614               2,908,404
                                   ---------------------------------------------
621 - 640                            77.68           632              27,074,846
                                   ---------------------------------------------
641 - 660                            76.96           652              69,295,003
                                   ---------------------------------------------
661 - 680                            75.96           671             156,423,778
                                   ---------------------------------------------
681 - 700                            76.77           690             185,393,443
                                   ---------------------------------------------
701 - 720                            77.24           710             204,753,296
                                   ---------------------------------------------
721 - 740                               78           730             143,639,525
                                   ---------------------------------------------
741 - 760                            77.48           750             130,506,363
                                   ---------------------------------------------
761 - 780                            77.96           770              98,195,062
                                   ---------------------------------------------
781 - 800                            76.69           789              59,056,697
                                   ---------------------------------------------

                                                          Pool Data

                                                              Deal Ticker:

                                   ---------------------------------------------
801 - 820                            74.74           807              17,592,865
                                   ---------------------------------------------
> 820                                   80           826                 298,400
                                   ---------------------------------------------
Unknown
                                   ---------------------------------------------


***
-------------------------------------------------------------------------------
LTV                                  MIG%        WA FICO      Balance with MIG
-------------------------------------------------------------------------------
0.01-20.00                             0               0                  0
                                   --------------------------------------------
20.01-25.00                            0               0                  0
                                   --------------------------------------------
25.01-30.00                            0               0                  0
                                   --------------------------------------------
30.01-35.00                            0               0                  0
                                   --------------------------------------------
35.01-40.00                            0               0                  0
                                   --------------------------------------------
40.01-45.00                            0               0                  0
                                   --------------------------------------------
45.01-50.00                            0               0                  0
                                   --------------------------------------------
50.01-55.00                            0               0                  0
                                   --------------------------------------------
55.01-60.00                            0               0                  0
                                   --------------------------------------------
60.01-65.00                            0               0                  0
                                   --------------------------------------------
65.01-70.00                            0               0                  0
                                   --------------------------------------------
70.01-75.00                            0               0                  0
                                   --------------------------------------------
75.01-80.00                            0               0                  0
                                   --------------------------------------------
80.01-85.00                           15             704          8,439,284
                                   --------------------------------------------
85.01-90.00                           25             704         31,033,681
                                   --------------------------------------------
90.01-95.00                           30             697         18,249,840
                                   --------------------------------------------
95.01-100.00                          33             691          4,247,097
                                   --------------------------------------------


-------------------------------------------------------------------------------
Purpose                             WA LTV         WA FICO            Balance
-------------------------------------------------------------------------------
Purchase                            79.29            721           708,899,395
                                   --------------------------------------------
Cash-Out/Refinancing                72.01%           699          $256,030,986
                                   --------------------------------------------
Refinancing                         75.16            702           130,884,512
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Occupancy                           WA LTV         WA FICO            Balance
-------------------------------------------------------------------------------
Owner                               77.56            711           878,412,402
                                   --------------------------------------------
Investment                         75.08%            723          $184,235,110
                                   --------------------------------------------
2nd Home                             75.8            725            33,167,380
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Loan Balance                        WA LTV         WA FICO            Balance
-------------------------------------------------------------------------------
<$200,000                           77.67%           714          $233,907,114
                                   --------------------------------------------
<$400,000                            77.65           711           506,222,075
                                   --------------------------------------------
<$600,000                            77.52           717           223,521,663
                                   --------------------------------------------
>$600,000                            73.25           718           132,164,041
-------------------------------------------------------------------------------

                                                          Pool Data

                                                              Deal Ticker:

-------------------------------------------------------------------------------
Property Type                       WA LTV         WA FICO            Balance
-------------------------------------------------------------------------------
SFR                                  77.08           713           652,686,984
                                   --------------------------------------------
PUD                                  77.81           711           249,382,044
                                   --------------------------------------------
CND                                  77.49           721           130,476,163
                                   --------------------------------------------
2-4 Family                          73.59%           722           $63,269,702
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Documentation Type                  WA LTV         WA FICO            Balance
-------------------------------------------------------------------------------
Full
Reduced
SISA
NISA                                             PLEASE VIEW WORKSHEET
NINA
NAV
No Ratio
Alt
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Fixed Period (Months)               WA LTV         WA FICO            Balance
-------------------------------------------------------------------------------
          1                          76.61%          725           $24,138,851
                                   --------------------------------------------
          3
                                   --------------------------------------------
          6                          77.74           716            73,068,042
                                   --------------------------------------------
          12
                                   --------------------------------------------
          24                         75.63           701            39,538,494
                                   --------------------------------------------
          36                         77.94           714           445,933,727
                                   --------------------------------------------
          60                         76.48           713           498,044,606
                                   --------------------------------------------
          84                         71.73           735            10,608,472
                                   --------------------------------------------
        >=120                        79.25           707             4,482,700
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
DTI                                  WA LTV        WA FICO            Balance
-------------------------------------------------------------------------------
0.01 - 5.00                          71.58%          709          $120,153,009
                                   --------------------------------------------
5.01 - 10.00                          69.5           710             4,305,843
                                   --------------------------------------------
10.01 - 15.00                        75.24           731             8,126,096
                                   --------------------------------------------
15.01 - 20.00                        73.08           724            17,966,033
                                   --------------------------------------------
20.01 - 25.00                        76.15           716            44,189,667
                                   --------------------------------------------
25.01 - 30.00                        76.96           722            93,100,855
                                   --------------------------------------------
30.01 - 35.00                        77.87           718           196,253,053
                                   --------------------------------------------
35.01 - 40.00                        78.11           716           333,995,131
                                   --------------------------------------------
40.01 - 45.00                        78.07           708           205,529,135
                                   --------------------------------------------

                                                          Pool Data

                                                              Deal Ticker:

45.01 - 50.00                        78.39           700            59,084,128
                                   --------------------------------------------
50.01 - 55.00                        81.24           685            10,268,152
                                   --------------------------------------------
> 55.00                              86.61           693             2,843,792
                                   --------------------------------------------
Unknown
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Geographic Distribution             WA LTV         WA FICO            Balance
-------------------------------------------------------------------------------
AK                                       0             0                    0
AL                                   82.31           691              3176460
AR                                   83.15           687               817473
AS                                       0             0                    0
AZ                                   78.83           724             41766938
CA                                   75.78           716            536705709
CO                                   77.67           713             26644347
CT                                   79.14           692              5041074
CZ                                       0             0                    0
DC                                   78.57           716              4691454
DE                                   76.67           712              1387834
FL                                   77.97           714             56325948
GA                                   79.94           705             33363843
GU                                       0             0                    0
HI                                   73.08           701              1769200
IA                                   79.08           753               799855
ID                                   79.89           717              2411195
IL                                   75.76           702             32628050
IN                                   82.74           689              1528600
KS                                   81.11           730              1181688
KY                                   85.41           671              1439007
LA                                   84.53           696               958618
MA                                   76.33           705             14540153
MD                                   78.97           710             38859107
ME                                   60.78           695               194500
MI                                   80.04           699              8302399
MN                                    77.2           711             18035535
MO                                   80.48           738              2919852
MS                                      80           691               163920
MT                                   84.72           709               935500
NC                                   78.43           705             11340039
ND                                       0             0                    0

                                                          Pool Data

                                                              Deal Ticker:

NE                                   88.28           665               250650
NH                                   85.51           717              2289633
NJ                                   79.25           701             22031777
NM                                   79.98           711              1867876
NV                                   77.86           711             44128279
NY                                   76.35           711             22304707
OH                                   79.07           710             12784966
OK                                    81.3           703              1156373
OR                                   79.56           724             17766338
OT                                       0             0                    0
PA                                   80.57           717              6657497
PR                                       0             0                    0
RI                                   77.59           714               946185
SC                                   79.13           696              9281569
SD                                      80           714               209600
TN                                   78.76           710              5317060
TT                                       0             0                    0
TX                                   77.99           706             11498433
UT                                    79.1           715              7131102
VA                                   78.17           714             52727930
VI                                       0             0                    0
VT                                       0             0                    0
WA                                   77.85           719             26749314
WI                                   76.86           709              1036136
WV                                   82.83           705              1497364
WY                                      80           734               253803
-------------------------------------------------------------------------------


Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.